UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2017 (June 28, 2017)

Owl Rock Capital Corporation II

(Exact name of registrant as specified in its charter)

Maryland	814-01219	47-5416332
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

245 Park Avenue 41St Floor New York, New York	10167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 419-3000

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.	Results of Operations and Financial Condition.

On June 28, 2017, Owl Rock Capital Corporation II’s (the “Company”) board of directors (the “Board”) declared regular weekly cash distributions for July 2017 through September 2017. The regular weekly cash distributions, each in the gross amount of $0.012753 per share, will be payable monthly to stockholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Gross Distribution Amount
7/4/2017	7/26/2017	$0.012753
7/11/2017	7/26/2017	$0.012753
7/18/2017	7/26/2017	$0.012753
7/25/2017	7/26/2017	$0.012753
8/1/2017	8/30/2017	$0.012753
8/8/2017	8/30/2017	$0.012753
8/15/2017	8/30/2017	$0.012753
8/22/2017	8/30/2017	$0.012753
8/29/2017	8/30/2017	$0.012753
9/5/2017	9/27/2017	$0.012753
9/12/2017	9/27/2017	$0.012753
9/19/2017	9/27/2017	$0.012753
9/26/2017	9/27/2017	$0.012753

Certain Information About Distributions

The determination of the tax attributes of the Company’s distributions will be made annually as of the end of the Company’s fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. The Company intends to update stockholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to stockholders will be reported to stockholders annually on Form 1099-DIV. The payment of future distributions on the Company’s shares of common stock is subject to the discretion of the Board and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

The Company may fund its cash distributions to stockholders from any sources of funds available to us, including fee waivers or reductions by the Company’s investment adviser that may be subject to repayment, as well as cash otherwise available. The Company has not established limits on the amount of funds it may use from any available sources to make distributions. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that it will be able to pay distributions at a specific rate or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owl Rock Capital Corporation II

July 3, 2017	By:	/s/ Alan Kirshenbaum
Name: Alan Kirshenbaum
Title: Chief Financial Officer and Chief Operating Officer